UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2011
L-1 IDENTITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33002	02-0807887

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

177 BROAD STREET STAMFORD, CT	06901

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: (203) 504-1100
Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On May 10, 2011, L-1 Identity Solutions, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	L-1 Identity Solutions, Inc. Press Release, dated May 10, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011	L-1 IDENTITY SOLUTIONS, INC.
	By:	/s/ Robert V. LaPenta
		Name:	Robert V. LaPenta
		Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	L-1 Identity Solutions, Inc. Press Release, dated May 10, 2011